UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: March 31, 2016

Laurie D. Neat

Emerging Markets Growth Fund, Inc.

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

Common stocks — 95.4%	Shares	Value (000)
Asia-Pacific — 61.9%
China — 22.3%
Alibaba Group Holding Ltd. (ADR)[1]	241,100	$ 19,054

Anhui Conch Cement Co. Ltd.	4,404,254	11,501
Anhui Conch Cement Co. Ltd. (Hong Kong)	76,700	206

Beijing Enterprises Holdings Ltd. (Hong Kong)	5,543,000	30,333

China Everbright International Ltd. (Hong Kong)	21,943,000	24,496

China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	12,123,700	10,096

China Longyuan Power Group Corp., Ltd. (Hong Kong)	2,254,000	1,668

China Mengniu Dairy Co. (Hong Kong)	25,475,400	40,525

China Merchants Bank Co., Ltd. (Hong Kong)	4,528,000	9,514

China Modern Dairy Holdings Ltd. (Hong Kong)	59,156,709	12,964

China Overseas Grand Oceans Group, Ltd. (Hong Kong)	8,635,100	2,916

China Overseas Land & Investment Ltd. (Hong Kong)	29,702,000	93,999

China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	14,112,000	52,756

China Resources Land Ltd. (Hong Kong)	15,458,181	39,655

China Vanke Co. Ltd.	791,100	2,480
China Vanke Co. Ltd. (Hong Kong)	8,169,600	20,031

Ctrip.com International, Ltd. (ADR)[1]	216,246	9,571

EVA Precision Industrial Holdings Ltd. (Hong Kong)	41,628,000	6,171

Fosun International Ltd. (Hong Kong)	2,071,764	2,948

Goodbaby International Holdings Ltd. (Hong Kong)[1]	22,893,000	12,336

Great Wall Motor Co., Ltd. (Hong Kong)	7,487,000	6,080

Guangdong Investment Ltd. (Hong Kong)	1,900,000	2,403

Haitian International Holdings Ltd. (Hong Kong)	15,193,803	26,050

Hilong Holding Ltd. (Hong Kong)	12,535,000	1,535

Honghua Group Ltd. (Hong Kong)[1]	1,703,000	87

Huaneng Power International, Inc. (Hong Kong)	8,708,623	7,791

Hutchison China MediTech Ltd.[1]	154,700	4,194
Hutchison China MediTech Ltd. (ADR)[1]	352,067	4,647

JD.com, Inc. (ADR)[1]	133,700	3,543

Jiangsu Hengrui Medicine Co., Ltd. (Shangai exchange)	5,841,882	42,661
Jiangsu Hengrui Medicine Co., Ltd.	343,300	2,507

Lenovo Group Ltd. (Hong Kong)	17,178,000	13,375

Longfor Properties Co., Ltd. (Hong Kong)	12,841,768	18,309

MicroPort Scientific Corp. (Hong Kong)[1]	5,222,404	2,276

Minth Group Ltd. (Hong Kong)	14,482,000	33,716

New Oriental Education & Technology Group, Inc. (ADR)	17,900	619

Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	5,154,000	3,900

Sany Heavy Equipment International Holdings Co., Ltd. (Hong Kong)[1]	22,208,000	4,552

Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)	7,612,500	21,000

Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. (Hong Kong)	5,740,000	4,425

Shanghai Jahwa United Co., Ltd. (Shangai exchange)	3,177,641	15,079
Shanghai Jahwa United Co., Ltd.	111,800	531

Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	8,751,200	17,283

Shenguan Holdings (Group) Ltd. (Hong Kong)	31,700,000	3,269

Sino Biopharmaceutical Ltd. (Hong Kong)	37,644,000	28,243

Sinofert Holdings Ltd. (Hong Kong)	112,768,000	15,700

Tencent Holdings Ltd. (Hong Kong)	347,800	7,102

Weichai Power Co., Ltd. (Hong Kong)	1,703,234	1,908

Whirlpool China Co., Ltd.	5,399,904	9,000

Zhuzhou CRRC Times Electric Co., Ltd. (Hong Kong)	2,226,000	12,999

		718,004

Hong Kong — 9.1%
AIA Group Ltd.	12,640,400	71,615

Cheung Kong Infrastructure Holdings Ltd.	3,619,000	35,386

Common stocks — 95.4% (continued)	Shares	Value (000)
Asia-Pacific — (continued)
Hong Kong — (continued)
Chow Sang Sang Holdings International Ltd.	1,911,235	$ 2,883

Galaxy Entertainment Group Ltd.	5,328,000	19,987

Jardine Matheson Holdings Ltd.	53,700	3,065

Melco Crown Entertainment Ltd. (ADR)	2,188,000	36,124

MGM China Holdings Ltd.	3,832,400	5,859

Pacific Textiles Holdings Ltd.	4,495,451	6,490

Samsonite International SA	14,611,500	48,973

Sands China Ltd.	2,391,200	9,741

Stella International Holdings Ltd.	1,366,000	3,212

VTech Holdings Ltd.	268,300	3,185

Wynn Macau, Ltd.[1]	30,730,000	47,537

		294,057

India — 10.5%
Apollo Hospitals Enterprise Ltd.	558,878	11,218
Apollo Hospitals Enterprise Ltd. (GDR)[2]	227,100	4,559

Bharat Electronics Ltd.	349,740	6,466

Bharti Airtel Ltd.	10,327,221	54,706

CRISIL Ltd.	90,398	2,456

Glenmark Pharmaceuticals Ltd.	262,992	3,157

Godrej Consumer Products Ltd.	568,334	11,850

HDFC Bank Ltd.	1,607,502	30,442
HDFC Bank Ltd. (ADR)	200	12

Housing Development Finance Corp. Ltd.	2,511,395	41,928

ICICI Bank Ltd.	2,084,758	7,450
ICICI Bank Ltd. (ADR)	348,300	2,494

Info Edge (India) Ltd.	1,337,688	15,491

Infosys Ltd.	518,190	9,533

ITC Ltd.	1,653,536	8,196

Kotak Mahindra Bank Ltd.	867,079	8,912

Lupin Ltd.	881,863	19,699

Nestle India Ltd.	67,367	5,857

Steel Authority of India Ltd.	29,378,374	19,121

Sun Pharmaceutical Industries Ltd.	1,621,969	20,084

Tata Steel Ltd.	3,588,911	17,326

TeamLease Services Ltd.[1]	304,767	4,123

Tech Mahindra Ltd.	1,971,387	14,139

Thermax Ltd.	252,018	2,887

Torrent Power Ltd.	1,943,575	6,806

United Spirits Ltd.[1]	48,373	1,826

VA Tech Wabag Ltd.	1,145,824	8,969

		339,707

Indonesia — 3.5%
Astra International Tbk PT	53,837,100	29,436

Bank Mandiri (Persero) Tbk PT, Series B	14,990,154	11,644

Bank Rakyat Indonesia (Persero) Tbk PT	16,298,500	14,043

Elang Mahkota Teknologi Tbk PT	44,422,400	30,905

Matahari Department Store Tbk PT	5,132,500	7,102

Surya Citra Media Tbk PT	84,978,800	20,123

		113,253

Malaysia — 1.5%
Bumi Armada Bhd.	30,444,201	6,164

CIMB Group Holdings Bhd.	1,544,292	1,920

IHH Healthcare Bhd.	14,290,000	24,027

IJM Corp. Bhd.	16,756,404	15,161

		47,272

Common stocks — 95.4% (continued)	Shares	Value (000)
Asia-Pacific — (continued)
Philippines — 0.4%
International Container Terminal Services, Inc.	6,047,208	$ 8,891

SM Investments Corp.	180,150	3,715

		12,606

Singapore — 1.4%
CapitaLand Retail China Trust	4,105,104	4,401

KrisEnergy Ltd.[1]	11,645,354	1,659

Olam International Ltd.	7,897,399	10,078

Yoma Strategic Holdings Ltd.[1]	73,859,805	28,221

		44,359

South Korea — 5.2%
BGFretail Co., Ltd.	30,472	4,370

Hankook Tire Co., Ltd.	443,249	21,085

Hyundai Motor Co.	320,948	42,799
Hyundai Motor Co., Series 2 preference	63,248	5,862

LG Household & Health Care Ltd.	5,842	4,827

LG Uplus Corp.	2,157,231	20,844

Orion Corp.	10,492	8,386

POSCO	66,343	12,734

Samsung Electronics Co., Ltd.	16,825	19,302
Samsung Electronics Co., Ltd. (GDR)[2]	25,975	14,793

Shinhan Financial Group Co., Ltd.	381,319	13,504

		168,506

Taiwan — 7.0%
Advantech Co., Ltd.	608,000	4,468

AirTAC International Group	3,734,161	22,045

CTCI Corp.	13,162,600	17,300

Delta Electronics, Inc.	11,276,701	49,754

Ginko International Co., Ltd.	1,313,000	13,096

Merida Industry Co., Ltd.	54,950	243

Taiwan Semiconductor Manufacturing Co., Ltd.	23,260,252	117,082

Yungtay Engineering Co., Ltd.	1,185,546	1,692

		225,680

Thailand — 1.0%
Bangkok Bank PCL, nonvoting depository receipt	4,531,500	23,186

Central Pattana PCL	5,414,800	7,927

KASIKORNBANK PCL	95,714	476

		31,589

Total Asia-Pacific		1,995,033

Latin America — 14.9%
Argentina — 0.7%
Arcos Dorados Holdings, Inc., Class A1	593,432	2,226

Grupo Financiero Galicia SA, Class B	5	—

YPF Sociedad Anónima, Class D (ADR)	1,076,400	19,246

		21,472

Brazil — 7.4%
Banco Bradesco SA, preferred nominative (ADR)	3,535,316	26,338

BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	4,797,100	20,519

BRF SA, ordinary nominative	75	1
BRF SA, ordinary nominative (ADR)	207,200	2,946

CCR SA, ordinary nominative	3,656,300	14,267

Gerdau SA (ADR)	882,500	1,571

Hypermarcas SA, ordinary nominative[1]	6,670,500	52,167

Itaú Unibanco Holding SA, preferred nominative (ADR)	3,768,895	32,375

QGEP Participacoes SA, ordinary nominative	4,332,000	4,940

Vale SA, Class A, preferred nominative	2,182,000	6,906

Common stocks — 95.4% (continued)	Shares	Value (000)
Latin America — (continued)
Brazil — (continued)
Vale SA, Class A, preferred nominative (ADR)	21,191,500	$ 66,117

Wilson Sons Ltd. (BDR)	1,131,500	10,227

		238,374

Chile — 1.4%
Enersis Américas SA	9,689,523	2,684
Enersis Américas SA (ADR)	1,606,491	22,330

Enersis Chile SA1	9,689,523	12

Inversiones La Construccion SA	1,705,870	19,386

		44,412

Mexico — 4.9%
América Móvil, SAB de CV, Series L (ADR)	3,302,732	51,292

CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	8,082,309	58,839

Fibra Uno Administracion, SA de CV	7,560,100	17,573

Fomento Economico Mexicano, SAB de CV	163,400	1,578

Grupo Comercial Chedraui, SAB de CV, Class B	1,849,000	5,884

Grupo Sanborns, SAB de CV, Series B1	3,195,700	4,563

Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B1[1]	10,535,197	15,098

Minera Frisco, SAB de CV, ordinary participation certificate, Series A1[1]	2,395,366	1,565

Telesites, SAB de CV, Series L1	3,075,832	1,786

		158,178

Peru — 0.5%
Credicorp Ltd.	107,228	14,048

Graña y Montero SAA (ADR)	499,100	2,021

		16,069

Total Latin America		478,505

Eastern Europe and Middle East — 7.8%
Oman — 0.2%
bank muscat SAOG	7,273,746	7,215

Russia — 4.6%
Alrosa PJSC	19,645,578	20,352

Baring Vostok Private Equity Fund, LP3,4,5,6	11,783,118	7,730
Baring Vostok Private Equity Fund III, LP3,4,5,6	24,142,754	17,286
Baring Vostok Private Equity Fund IV, LP3,4,5,6	21,491,891	10,769
Baring Vostok Fund IV Supplemental Fund, LP3,4,5,6	38,230,821	15,514

Globaltrans Investment PLC (GDR)[1]	264,904	1,146

Magnit PJSC	19,325	3,035
Magnit PJSC (GDR)	164,333	6,565

Moscow Exchange MICEX-RTS PJSC	13,033,220	20,378

New Century Capital Partners, LP1,3,5	5,247,900	2,042

Rosneft Oil Company OJSC (GDR)	1,143,281	5,193

Sberbank of Russia PJSC	4,418,018	7,227

Surgutneftegas OJSC, preference	7,916,667	5,298
Yandex NV, Class A1	1,643,225	25,174

		147,709

Turkey — 1.9%
Akbank TAS	21,320,212	60,682

Aktas Elektrik Ticaret AS1	4,273	—

		60,682

United Arab Emirates — 1.1%
DP World Ltd.	1,251,853	23,522

First Gulf Bank PJSC	3,903,037	12,486

		36,008

Total Eastern Europe and Middle East		251,614

Common stocks — 95.4% (continued)	Shares	Value (000)
Africa — 4.4%
South Africa — 4.4%
Discovery Ltd.	3,472,845	$ 28,580

Mr Price Group Ltd.	330,643	3,974

MTN Group Ltd.	471,371	4,317

Naspers Ltd., Class N	506,202	70,665

Shoprite Holdings Ltd.	2,301,212	27,062

Telkom SA SOC Ltd.	1,520,278	5,928

Total Africa		140,526

Other markets — 6.3%
Australia — 0.9%
Oil Search Ltd.	5,566,793	28,846

Austria — 0.2%
Vienna Insurance Group AG	310,979	6,582

Canada — 0.4%
Centerra Gold Inc.	706,600	3,281

First Quantum Minerals Ltd.	1,820,801	9,589

		12,870

Denmark — 0.4%
Carlsberg A/S, Class B	125,740	11,982

Italy — 0.2%
Tenaris SA (ADR)	308,200	7,631

Netherlands — 0.1%
Fugro NV, depository receipts[1]	96,411	1,851

Switzerland — 0.4%
Dufry AG1	107,954	13,282

United Kingdom — 2.0%
Global Ports Investments PLC (GDR)[1]	2,277,725	7,175

Lonmin PLC[1]	8,589,266	16,376

PZ Cussons PLC	5,181,220	22,481

SABMiller PLC	53,982	3,300

Sedibelo Platinum Mines Ltd.[1]	17,665,800	13,675

Tullow Oil PLC[1]	1,072,016	3,032

		66,039

United States of America — 1.7%
AES Corp.	2,105,500	24,845

Cobalt International Energy, Inc.[1]	2,633,193	7,820

MercadoLibre, Inc.	181,612	21,403

		54,068

Total other markets		203,151

Multinational — 0.1%
Capital International Private Equity Fund IV, LP3,4,5,6	50,790,701	2,865

International Hospital Corp. Holding NV, Class A1,3,4	609,873	402

Pan-African Investment Partners II Ltd., Class A, preferred[1,3,4,5]	3,800	118

Total Multinational		3,385

Total common stocks (cost: $2,917,203,000)		3,072,214

Warrants — 0.9%
Eastern Europe and Middle East — 0.9%
Saudi Arabia — 0.9%
Saudi Basic Industries Corp., warrants, expire 2016[2]	1,072,188	21,396

Savola Group Co., warrants, expire 2017[2]	739,100	8,228

Total Eastern Europe and Middle East		29,624

Warrants — 0.9% (continued)	Shares	Value (000)

Asia-Pacific — 0.0%
Singapore — 0.0%
Olam International Ltd., warrants, expires 2018[1]	548,628	$ 85

Total warrants (cost: $36,334,000)		29,709

Bonds & notes — 0.6%	Principal amount (000)
Latin America — 0.6%
Brazil — 0.6%
Brazil (Federal Republic of), Series B, 6.00% 2050[7]	BRL25	18,693

Total bonds & notes (cost: $28,165,000)		18,693

Convertible preferred stocks — 0.0%	Shares
Multinational — 0.0%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred[1,3,4]	622,354	411

Total convertible preferred stocks (cost: $3,504,000)		411

Convertible bonds — 0.0%	Principal amount (000)
Asia-Pacific — 0.0%
China — 0.0%
Fu Ji Food and Catering Services Holdings Ltd., 0.00% convertible notes, 2020[8]	CNY97,700	—

Total convertible bonds (cost: $0)		—

Short-term securities — 3.8%
Corporate short-term notes — 3.3%
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.35%-0.38% due 4/7/2016-4/13/2016	$65,400	65,395
GE Capital Treasury Services US LLC 0.30% due 4/1/2016	16,900	16,900
Sumitomo Mitsui Banking Corp. 0.35% due 4/12/2016[2]	25,400	25,397
		107,692
Discount notes — 0.5%
Federal Home Loan Bank 0.30% due 5/16/2016	15,800	15,795
Total short-term securities (cost: $123,487,000)		123,487

Total investment securities — 100.7% (cost: $3,108,693,000)		3,244,514

Other assets less liabilities — (0.7)%		(23,098)
Net assets — 100.0%		$3,221,416

Forward currency contracts

The fund has entered into the over-the-counter ("OTC") forward currency contracts as shown in the following table. The average month-end notional amount of open OTC forward currency contracts while held was $57,773,000.

			Notional amount		Unrealized (depreciation) at 3/31/2016 (000)
	Settlement date	Counterparty	Receive (000)	Deliver (000)
Sales:
Brazilian reais	4/8/2016	JPMorgan Chase	$23,884	BRL89,967	$(1,107)

Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the nine months ended March 31, 2016, is as follows (dollars in thousands):

					Dividend	Value of
	Beginning			Ending	and interest	affiliates at
Issuer	shares	Additions	Reductions	shares	income	3/31/2016

Baring Vostok Private Equity Fund[9]	11,783,118	—	—	11,783,118	$ 134	$ 7,730
Baring Vostok Private Equity Fund III[9]	24,142,754	—	—	24,142,754	855	17,286
Baring Vostok Capital Partners IV9	59,058,574	664,138	—	59,722,712	928	26,283
Capital International Private Equity Fund IV9	50,724,946	65,755	—	50,790,701	406	2,865
International Hospital	1,232,227	—	—	1,232,227	—	813
Pan-African Investment Partners II	3,800	—	—	3,800	—	118
					$2,323	$55,095

[1]	Security did not produce income during the last 12 months.
[2]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S.

in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $74,373,000,

which represented 2.31% of the net assets of the fund.

[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Index-linked bond whose principal amount moves with a government retail price index.
[8]	Scheduled interest and/or principal payment was not received.
[9]	For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Fund IV Supplemental Fund, LP	10/8/2007	$ 35,252	$15,514.48%
Baring Vostok Private Equity Fund III, LP	3/30/2005	18,460	17,286.54%
Baring Vostok Private Equity Fund IV, LP	4/25/2007	18,931	10,769.33%
Baring Vostok Private Equity Fund, LP	12/15/2000	2,585	7,730.24%
Capital International Private Equity Fund IV, LP	3/29/2005	8,607	2,865.09%
International Hospital Corp. Holding NV, Class A	9/25/1997	8,011	402.01%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred	2/12/2007	3,504	411.01%
New Century Capital Partners, LP	12/7/1995	436	2,042.06%
Pan-African Investment Partners II Ltd., Class A, preferred	6/20/2008	7,142	118.00%
Total private placement securities		$102,928	$57,137	1.76%

Valuation disclosures

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S.GAAP. The net asset value of the fund is generally determined as of approximately 4.00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly reviews reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2016 (dollars in thousands):

	Investment securities

	Level 1	Level 2[1]	Level 3[1]	Total

Assets:
Common stocks:
Asia-Pacific	$1,957,552	$ 35,001	$ 2,480	$1,995,033
Latin America	478,493	—	12	478,505
Eastern Europe and Middle East	198,273	—	53,341	251,614
Africa	140,526	—	—	140,526
Other markets	189,476	—	13,675	203,151
Multinational	—	—	3,385	3,385
Warrants	85	29,624	—	29,709
Bonds & notes	—	18,693	—	18,693
Convertible preferred stocks	—	—	411	411
Convertible bonds	—	—	—	—
Short-term securities	—	123,487	—	123,487
Total	$2,964,405	$206,805	$73,304	$3,244,514

	Other investments[2]

	Level 1	Level 2	Level 3	Total

Liabilities:
Unrealized depreciation on open forward currency contracts	$ —	$ (1,107)	$ —	$ (1,107)

1Level 2 and Level 3 include securities with an aggregate value of $137,929,000, which represented 4.28% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of directors.

2Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the nine months ended March 31, 2016 (dollars in thousands):

  Beginning value at 7/1/2015 Gross transfers
into Level 33 Purchases   Sales Net
realized           gain (loss) Net
unrealized (depreciation) appreciation Gross transfers out of Level 33 Ending value at
3/31/2016 Private equity funds $ 98,554 $ — $ 730 $(27,106) $15,665 $(31,519) $ — $56,324 Other Securities4 23,335 57,280 7,853 (6,019) (1,284) 3,626 (67,811) 16,980
Total $121,889 $57,280 $8,583 $(33,125) $14,381 $(27,893) $(67,811) $73,304
Net unrealized depreciation during the period on Level 3 investment securities held at March 31, 2016 (dollars in thousands):	$(27,177)

3Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4Represents less than 1% of portfolio securities as of March 31, 2016.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of March 31, 2016.

The following table lists the characteristics of the alternative investments held by the fund as of March 31, 2016 (dollars in thousands):

Investment type	Investment strategy	Fair value	Unfunded commitment*	Remaining life†	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$56,324	$10,680	≤ 0 to 2 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term of the estimated period of liquidation.

Federal income tax information (dollars in thousands)

Gross unrealized appreciation on investment securities	$ 565,816
Gross unrealized depreciation on investment securities	(563,092)
Net unrealized appreciation on investment securities	2,724
Cost of investment securities	3,241,790

Key to abbreviations:

ADR	—	American Depositary Receipts
BDR	—	Brazilian Depositary Receipts
GDR	—	Global Depositary Receipts
BRL	—	Brazilian reais
CNY	—	Chinese yuan

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of Emerging Markets Growth Fund, Inc. This and other important information is contained in the prospectus, which can be obtained from Capital or your relationship manager and should be read carefully before investing.

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By __/s/ Victor D. Kohn__________________________
Victor D. Kohn, President and Chief Executive Officer

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Victor D. Kohn__________________________
Victor D. Kohn, President and Chief Executive Officer

Date: May 27, 2016

By __/s/ Brian C. Janssen_________________________
Brian C. Janssen, Treasurer

Date: May 27, 2016